Financial instruments risk	12 Months Ended
Dec. 31, 2023
Financial instruments risk [Abstract]
Financial instruments risk
25	Financial instruments risk

Risk management objectives and policies

Grupo TMM is exposed to various risks in relation to financial instruments. The Company’s financial assets and liabilities by category are summarized in Note 13. The main types of risks are market risk, credit risk and liquidity risk.

The Company’s risk management is coordinated at its headquarters, in close cooperation with the board of directors, and focuses on actively securing short to medium-term cash flows by minimizing the exposure to volatile financial markets.

The Company does not actively engage in the trading of financial assets for speculative purposes nor does it write options. The most significant financial risk to which the Company is exposed are described below:

Market risk

Currency risk

The monetary position for Grupo TMM may be materially affected by variances in the exchange rate between the US dollar and the Mexican peso due to the Company’s significant operations in Mexico. The Company does not cover this exposure. Grupo TMM minimizes its exposure effects in foreign currency by contracting financial debt in Mexican pesos.

Grupo TMM also faces transactional currency exposure. This exposure derives from sales and acquisitions made in currencies other than Mexican pesos, Grupo TMM’s functional currency. As of December 31, 2023 and 2022, approximately 80% and 75% of Grupo TMM’s sales are denominated in US dollars, respectively while approximately 35% and 40% of the costs and expenses for both years are denominated in US dollars.

As of December 31, 2023 and 2022, the Company held monetary assets and liabilities denominated in foreign currencies other than the Mexican peso, translated at the corresponding interbank exchange rate as related to the Mexican peso, as follows:

	2023		2022
	US dollar	Other currencies	US dollar	Other currencies
Assets	23,356	-	34,219	-
Liabilities	(25,129)	(276)	(28,870)	(40)
	(1,773)	(276)	5,349	(40)

As of August 1, 2024, December 31, 2023 and 2022, the exchange rate was Ps18.5970, Ps16.8935 and Ps19.3615 per US dollar, respectively.

Sensitivity analysis

The following table shows for the years ended December 31, 2023 and 2022, the sensitivity in profit or loss related to the financial assets and liabilities of Grupo TMM and the exchange rate; United States dollar (USD) / peso ‘considering that the rest of the conditions remain the same’, assumes a change of +/- 12% for 2023 and +/- 4.91% for 2022 in the peso / USD exchange rate.

This percentage was determined based on the volatility of the average exchange rate market over the past 12 months. The sensitivity analysis is based on financial instruments in foreign currency held by Grupo TMM on the reporting date.

If the peso had strengthened or weakened against the USD by 12% for 2023 and 4.91% for 2022, this would have had the following impact on the monetary position:

	2023		2022
	12% increase in the exchange rate	12% decrease in the exchange rate	4.91% increase in the exchange rate	4.91% decrease in the exchange rate
Assets in US dollars	$47,348	$(47,348)	$34,811	$(34,811)
Assets in other currencies	-	-	-	-
Liabilities in US dollars	(50,943)	50,943	(29,370)	29,370
Liabilities in other currencies	(560)	560	(41)	41
	$(4,155)	$4,155	$5,400	$(5,400)

The exposure to exchange rates varies during each year, depending on the volume of overseas operations or in foreign currency; however, the above analysis is considered representative of Grupo TMM’s exposure to currency risk.

Interest rate risks

Grupo TMM’s exposure to the risk of changes in market interest rates is related principally to the long-term debt obligations of Grupo TMM at a variable interest rate.

Grupo TMM’s policy is to obtain fixed rated instruments on its loans and, when a loan has a variable interest rate, the Company’s policy is to obtain all needed derivative financial instruments in order to fix this rate. At December 31, 2023, the Company has $71.2 and $3.2 million pesos of debt contracted on fixed and variable rates, respectively. At December 31, 2022, the debt contracted on fixed and variable rates was $57.7 and $9.8 million pesos, respectively.

Sensitivity analysis

The following table illustrates the sensitivity in profit or loss at December 31, 2023 and 2022 to a reasonably possible change in the interest rates of +/- 1% and +/- 1%, respectively. These changes are considered to be reasonably possible based on the current market conditions.

The calculations are based on a variance in the average market interest rate for each period and the financial instruments on the reporting date that are sensitive to variances in the interest rates. The rest of the variables remain constant.

	2023		2022
	+1% Variance	-1% Variance	+1% Variance	-1% Variance
Income or loss for the year	$(6,307)	$6,307	$(8,873)	$8,873

The impact shown in the above sensitivity is considered the same both in the results of profit or loss and in stockholders’ equity.

Concentration of risk

For the year ended December 31, 2023, the Company obtained revenues from PEMEX Exploración y Producción, Celanese Operations Mexico and Helmsley Management, representing 38%, 13% and 6%, respectively. None of the remaining customers represents more than 4% of the total revenues.

For the year ended December 31, 2022, the Company obtained revenues from Helmsley Management, Celanse Operations Mexico and PEMEX Exploración y Producción, representing 27%, 14% and 12%, respectively. None of the remaining customers represent more than 4% of its total revenues.

Credit risk

Credit risk is managed on a group basis, based on the credit risk management policies and procedures of Company.

Credit risk with respect to cash balances maintained in banks and sight deposits is managed through diversification of bank deposits that are only made with high credited financial institutions. For other receivables, other than trade accounts receivable and contractual assets, the balances are considered immaterial and whose risk of default is null.

The Company continuously monitors the creditworthiness of customers, based on its experience and customer profiles defined by Management. The Company’s policy is to deal only with creditworthy counterparties. Credit terms range between 30 and 90 days except Pemex that handles credit terms of 180 days. Credit terms negotiated with customers are subject to an internal approval process that considers the experience and profile of the customer. Current credit risk is managed by a periodic review of the accounts receivable aging analysis, together with credit limits per customer.

For certain types of services and customers, it is required that they pay in advance the amount corresponding to the services, thus mitigating the credit risk.

Trade accounts receivable consist of a large number of customers in various industries and geographical areas.

Guarantees (collateral)

The Company does not maintain any guarantee on its trade accounts receivable.

In addition, the Company does not have guarantees related to other financial assets (i.e., other receivables, cash and cash equivalents held in banks).

Trade accounts receivable

Grupo TMM applies the IFRS 9 simplified model of recognizing lifetime expected credit losses for all trade receivables as these items do not have a significant financing component.

In measuring the expected credit losses, the trade receivables have been assessed on a collective basis as they possess shared credit risk characteristics. They have been grouped based on the days past due and also according to the geographical location of customers.

Expected credit loss rates are based on the sales payment profile over the last 48 months prior to December 2023 and 2022, respectively, as well as the corresponding historical credit losses during that period. Historical rates are adjusted to reflect current and future macroeconomic factors that affect the customer’s ability to liquidate the unpaid balance.

Trade receivables are written off when there is no reasonable expectation of recovery. Failure to make payments within 180 days from the invoice date and failure to engage with the Company on alternative payment arrangement amongst other is considered indicators of no reasonable expectation of recovery. However, industry and client’s practices could generate balances with more than 180 days of aging, for which conclusion is that those balances will be collected.

Pursuant to the foregoing, the expected credit loss for trade accounts receivable as of December 31, 2023 and 2022 was determined as follows:

	Trade accounts receivable days in arrears
	Current	More than 30 days	More than 60 days	More than 90 days	Total
As of December 31, 2023
Expected credit loss rate	0.0%	0.0%	0.0%	13.8%	-
Gross carrying value	$49,544	$8,867	$3,505	$206,684	$268,600
Expected credit losses during the lifetime				28,612	28,612

As of December 31, 2022
Expected credit loss rate	0.0%	0.0%	0.0%	26.3%	-
Gross carrying value	$230,010	$3,522	$36,265	$98,893	$368,690
Expected credit losses during the lifetime				25,975	25,975

Liquidity risk

The goal of Grupo TMM is to maintain a balance between the continuity of loans and flexibility through the use of bank loans and securitizations. As of December 31, 2023, and 2022, 70% and 52%, respectively, of Grupo TMM’s financial liabilities are due within the next 12 months.

As of December 31, 2023, and 2022, the financial liabilities and other liabilities of Grupo TMM had contractual maturities (including interest payments as applicable) and were summarized as follows:

	Current		Non-Current
	In 6 months	6 to 12 Months	1 to 4 years	More than 4 Years
At December 31, 2023
Trade payables	$350,653	$-	$-	$-
Accounts payable and accrued expenses	-	340,744	-	-
Related parties	-	147,098	-	-
Leasing liabilities	38,426	28,717	49,573	50,863
Financial debt	9,606	54,533	12,374	-
	$398,685	$571,092	$61,947	$50,863
At December 31, 2022
Trade payables	$437,382	$-	$-	$-
Accounts payable and accrued expenses	-	503,874	-	-
Related parties	-	165,280	-	-
Leasing liabilities	33,569	35,360	167,284	50,862
Financial debt	10,424	24,606	28,535	3,940
	$481,375	$729,120	$195,819	$54,802

The above amounts reflect the contractual cash flows without discount, which may differ from the values registered in the liabilities on the reporting date.